UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

ROCHESTER MEDICAL CORPORATION
 (Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN	55976
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 16, 2008, Rochester Medical Corporation (the “Company”) announced that Dara Lynn Horner, the Company’s Vice President – Marketing, is retiring as an executive officer of the Company. To support a smooth transition, Ms. Horner has agreed to stay with the Company as Marketing Advisor until February 1, 2009. Filed herewith as Exhibit 99.1 and incorporated by reference herein is the text of the Company’s announcement regarding Ms. Horner’s retirement as presented in a press release dated May 16, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated May 16, 2008, of Rochester Medical Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 16, 2008

ROCHESTER MEDICAL CORPORATION

By: /s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 16, 2008 of Rochester Medical Corporation